December 31, 2005



Volumetric Fund, Inc.
A No-Load Mutual Fund





Annual Report 2005





                       Volumetric Fund
                           [Logo]








To Our Shareholders:

	Volumetric Fund's net asset value (NAV) advanced 2.0% in 2005, and closed out the year at $19.30. Our return included a 1.2% gain in the fourth quarter. The performance of the stock market and Volumetric were strongly hampered by rising interest rates and high oil prices during 2005, despite an improving economy. The Volumetric Index, indicating the value of a hypothetical investment of $10,000 in the Fund since our inception on January 1, 1979, closed out our 27th year at $176,228, its highest value ever for a year-end. This is equivalent of 11.21% compounded growth since our inception. (See chart on page 3.) At the end of the year, the Index was just 1.3% below our all time record high of $178,636 reached on December 14, 2005. Volumetric Fund's return for 2005, and also the returns of the major market indices are compared below.

Volumetric Fund    S&P 500   Dow-Jones    NASDAQ Composite   NYSE Composite
                   Index     Industrial                          Index
-----------------------------------------------------------------------------
   + 2.0%         + 3.0%      - 0.6%          + 1.4%            + 6.9%

        Our proprietary 'Volume and Range' portfolio management system was introduced just over five years ago, on September 1, 2000. Since then we have outperformed the S&P 500 Index five out of the last six years. As you can see in the table below, during this period Volumetric is up over 31%, even though most market indicators are still down, some quite significantly.

           Returns of Volumetric Fund vs. Stock Market Indices between 9/1/2000 and 12/31/2005

Volumetric Fund    S&P 500   Dow-Jones    NASDAQ Composite   NYSE Composite
                   Index     Industrial                          Index
-----------------------------------------------------------------------------
  + 31.3%        - 17.9%      - 4.6%          - 47.9%           + 8.4%

FOURTH QUARTER PORTFOLIO CHANGES

        Volumetric Fund's net assets increased 4.3% in 2005, to a record $24.2 million, up from $23.2 million since the end of 2004. Our cash position was 6.3%, as of December 31. We have 84 stocks in our portfolio. Our average stock is up 17.7%. At year end, our three top stocks were: Health Net, up 100%, Omnicare, up 95% and Office Depot, up 82%.

        The following stocks were purchased for our portfolio during the fourth quarter: Agilysys, Autonation, Bowater, Carmike Cinemas, Choicepoint Systems, Cox Radio, Dow Chemical, Diamond Trust Series 1, Dupont, EMC Corp., Family Dollar Stores, Furniture Brands, General Mills, HCA, Inc., Home Depot,
National Fuel Gas, North Fork Bancorp., Packaging Corp., PerkinElmer, PPG Industries, Rockwell Automation, Russell, Steris, Superior Industries, Synopsis, United Parcel Service and Wachovia Corp.

	The following stocks were sold: AG Edwards, AJ Gallagher, Alcan Aluminum, Alcoa, Analog Devices, Chemtura, Cisco Systems, Compuware, Conagra Foods, Cooper Tire & Rubber, Dow-Jones & Co., Eastman Kodak, Ely Lilly, Exxon Mobil, Fisher Scientific, Honeywell, Kraft Foods, Newmont Mining, Northrop Grumman, Orbital Sciences, Overseas Shipholding Group, Schlumberger, Sensient Technologies, ServiceMaster, Shopko Stores, Tektronix, Toronto Dominion Bank and Tribune Co. We had an 89% realized capital gain in Shopko Stores, which was taken over by Sun Capital Partners in December.




TOP STOCK AND INDUSTRY HOLDINGS

          Our top ten stock holdings, excluding index based securities, and our 10 largest industry holdings are listed below. See 'Statement of Net Assets' on page 4 for details.

		    % of Fund's
		     Net Assets    Unrealized Gain %


Health Net                 1.92%        99.9%
Office Depot               1.83         82.5
Omnicare                   1.80         95.0
National Semiconductor     1.61         76.1
First American Financial   1.59         74.2
Jacobs Engineering         1.46         58.8
Allergan                   1.43         49.2
Wabtec                     1.42         45.6
Alaska Air Group           1.37         59.9
Tommy Hilfiger             1.32         44.4

    Top Ten Stocks:       15.75%


  10 Largest Industry Holdings
   % of the Fund's Net Assets

Retail                      8.4%
Medical/Healthcare          7.1
Electrical/Electronics      6.7
Misc./Diversified           5.6
Banking                     5.4
Machinery                   4.9
Financial Services          4.8
Chemicals                   4.0
Computers, Software         4.0
Business/ConsumerServices   3.3

           Total:          54.2%


DISTRIBUTIONS AND ANNUAL MEETING

 	On December 30, 2005, the Fund declared a long-term capital gain distribution of $1.34 per share to shareholders of record of the same date. Your capital gain distribution was reinvested for you in additional shares, except if you requested the cash option. For each share you owned on December 30, 2005, you received 7.46% additional shares. Please also note that on January 3, 2006, Volumetric Fund's NAV went 'ex-dividend'. On that day, the Fund's new, opening NAV was reduced from $19.30 by the $1.34 distribution to $17.96.
..
           At the Fund's annual meeting on June 15, 2005, shareholders re-elected all nine Fund directors by at least 99.8% of the votes cast and approved the ratification of the independent auditors, BKD, LLP, by 99.6% of the votes. The auditors' opinion appears on page 8 of this report.

UPDATE AND OUTLOOK

        The year 2006, has started out well for Volumetric. The Fund's NAV gained 3.2% in January. It moved up from its ex-distribution price of $17.96, at the beginning of January, to a record high of $18.54 on January 31. Concurrently, the Volumetric Index reached an all-time record high of $181,897. The stock market, as indicated by the Standard & Poor 500 Index, advanced 2.6% in the same period.

        'As January goes, so goes the year' says the old Wall Street maxim. This, so-called'January Barometer' theory, correctly predicted the annual course of the stock market with an outstanding 90% 'batting' average since 1950. We expect the Federal Reserve will finish raising interest rates in the first quarter. If our assumption is correct, after a flat 2005, we anticipate a much improved market for stocks in 2006.

        Thanks for your continued confidence in Volumetric Fund. Please do not hesitate to call us, if you have any questions.

February 3, 2006


/s/ Gabriel J. Gibs				/s/ Irene J. Zawitkowski


Gabriel J. Gibs					Irene J. Zawitkowski
Chairman and CEO				President






THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A BAR GRAPH IN THE ANNUAL REPORT SHOWING THE COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND AND THE NEW YORK STOCK EXCHANGE COMPOSITE INDEX.

   Comparison of Changes in the Value of a $10,000 Investment in Volumetric Fund Versus the New York Stock Exchange Composite Index*
               (From January 1, 1979 to December 31, 2005)



YEAR         VOLUMETRIC       NYSE INDEX
1979          $11,630          $11,550
1980          $15,991          $14,456
1981          $18,712          $13,198
1982          $21,876          $15,046
1983          $26,321          $17,664
1984          $27,696          $17,894
1985          $36,524          $22,564
1986          $39,225          $25,723
1987          $38,637          $25,646
1988          $46,349          $28,954
1989          $53,743          $33,587
1990          $50,963          $31,068
1991          $68,902          $38,524
1992          $76,331          $40,334
1993          $77,839          $43,521
1994          $76,104          $42,128
1995          $89,336          $55,314
1996         $103,189          $71,160
1997         $121,987          $92,728
1998         $134,918         $108,074
1999         $141,866         $117,909
2000         $139,355         $119,142
2001         $133,167         $113,729
2002         $116,682          $91,211
2003         $152,246         $117,918
2004         $172,799         $132,740
2005         $176,228         $141,965



Average Annual Total Returns Of Fund(as of 12/31/05)*

                    1 Year   5 Years   10 Years   Since Inception (1/1/79)
--------------------------------------------------------------------------
Volumetric Fund     + 1.96%   + 4.81%    + 7.03%     +11.21%
NYSE Comp Index     + 6.95%   + 3.58%    + 9.04%     +10.32%

*All distributions and dividends were reinvested. Past performance is not predictive of future performance. The performance shown above does not reflect the deduction of taxes that a shareholder would pay on the Fund distribuions or the redemption of Fund shares. The chart represents values for each year, as of December 31. The NYSE Composite Index is an unmanaged index of all common stocks traded on the NYSE. It is not possible to invest directly in the index.








                            FINANCIAL HIGHLIGHTS
             (for a share outstanding throughout each year)


  Years ended December 31            2005     2004     2003     2002     2001
                                    ------   ------   ------   ------   ------
Net asset value, beginning of year  $21.28   $18.75   $14.37   $16.79   $18.16
Income from investment operations:
  Net investment income (loss)       (0.08)   (0.12)   (0.11)   (0.09)    0.00
  Net realized and unrealized
     gains (losses) on investments    0.45     2.65     4.49    (1.88)   (0.79)
                                     -----    -----    -----    -----    -----
 Total from investment operations     0.37     2.53     4.38    (1.97)   (0.79)
                                     -----    -----    -----    -----    -----
Less distributions from:
   Net investment income              0.15     0.00     0.00    (0.00)    0.00
   Net realized gains                 2.20     0.00     0.00    (0.45)   (0.55)
                                     ------   ------   ------   ------   ------
Total distributions                   2.35     0.00     0.00    (0.45)   (0.58)
                                     ------   ------   ------   ------   ------
Net asset value, end of year         19.30   $21.28   $18.75   $14.37   $16.79
                                    =======  =======  ========  =======  ======
Total return                          1.96%   13.49%   30.48%  (12.06%) (4.47%)
                                    =======  =======  =======   =======  ======

Ratios and Supplemental Data:
Net assets, end of period
                (in thousands)      $24,194  $23,193  $19,201   $14,594 $16,808

Ratio of expenses to average
   net assets                        1.91% *1  1.94%    1.96%    1.96%    1.95%
Ratio of net investment income to
 average net assets                (0.42%) *2 (0.61%)  (0.70%)  (0.55%)   0.02%
Portfolio turnover rate               160%      156%     152%     329%     221%


*Audited by other accountants *1 Before waiver:1.94%  2* Before waiver (0.45)%

                   See notes to financial statements



	 VOLUMETRIC FUND, INC.
	STATEMENT OF NET ASSETS
	 December 31, 2005

COMMON STOCKS: 93.7%
		                  MARKET
SHARES	COMPANY	                  VALUE
	Aerospace/Defense: 3.2%
 4,000	Lockheed Martin	                $254,520
 4,300	Rockwell Automation     	 254,388
 4,800	United Technologies	         268,368
                                       ---------
		                         777,276
                                       ---------
	Air Transport: 2.5%
 9,300	Alaska Air Group*	         332,196
16,500	Southwest Airlines	         271,095
                                       ---------
		                         603,291
                                       ---------
	Apparel: 2.9%
13,000	Paxar*	                         255,190
 9,900	Russell	                         133,254
19,600	Tommy Hilfiger*	                 318,304
                                       ---------
	                 	         706,748
                                       ---------
	Appliances: 1.2%
 3,400	Whirlpool	                 284,784
                                       ---------
	Auto/Auto Parts: 3.1%
12,000	Autonation*	                 260,760
 5,900	Genuine Parts	                 259,128
10,300	Superior Industries	         229,278
                                       ---------
	                        	 749,166
                                       ---------
	Banking: 5.4%
 5,400	Marshall & Ilsley	         232,416
 9,700	North Fork Bancorp	         265,392
 5,300	Northern Trust	                 274,646
 5,000	Wachovia Corp.	                 264,300
 3,500	Zions Bancorp	                 264,460
                                       ---------
		                       1,301,214
                                       ---------
	Business/Consumer Services: 3.3%
 5,800	Choicepoint Systems*	         258,158
 7,000	Equifax	                         266,140
22,000	Gartner*            	         283,800
                                       ---------
		                         808,098
                                       ---------
	Chemicals: 4.0%
 5,200	Dow Chemical	                 227,864
 5,700	Du Pont	                         242,250
 6,000	Lubrizol                 	 260,580
 4,000	PPG Industries	                 231,600
                                       ---------
		                         962,294
                                       ---------
	Communications: 2.1%
16,200	Cox Radio*	                 228,096
25,000	Tellabs*	                 272,500
                                       ---------
		                         500,596
                                       ---------
	Computers, Software: 4.0%
 5,000	Computer Science*	         253,200
25,000	LSI Logic*	                 200,000
25,000	Siebel Systems	                 264,250
12,000	Synopsis*	                 240,720
                                       ---------
	                	         958,170
                                       ---------
	Consumer Products: 1.0%
 5,500	Alberto Culver	                 251,625
	Drugs: 2.1%
 9,000	Bristol-Myers	                 206,820
 4,400	Genzyme*	                 311,432
                                       ---------
		                         518,252
                                       ---------
	Electrical/Electronics: 6.7%
10,000	Agilysys	                 182,200
 7,800	Anixter*	                 305,136
17,000	EMC Corp.*  	                 231,540
19,000	Micron Technology*	         252,890
15,000	National Semiconductor	         389,700
 8,300	Thermo Electron*	         250,079
                                       ---------
		                       1,611,545
                                       ---------
	Engineering, Construction: 1.5%
 5,200	Jacobs Engineering*      	 352,924
                                       ---------
	Entertainment: 0.5%
 4,937	Carmike Cinemas	                 125,202
                                       ---------
	Financial Services: 4.8%
 4,300	American Express	         221,278
 8,000	Federated Investors	         296,320
 8,500	First American Corp              385,050
 5,800	First Data	                 249,458
                                       ---------
		                       1,152,106
                                       ---------
	Foods/Beverage: 2.1%
11,000	Archer-Daniels-Midland	         271,260
 5,000	General Mills	                 246,600
                                       ---------
                		         517,860
                                       ---------


		                         MARKET
SHARES	COMPANY	                          VALUE
	Forest Products: 3.3%
 8,700	Bowater	                        $267,264
 9,100	Lousiana-Pacific	         249,977
12,300	Packaging Corp. of America	 282,285
                                       ---------
		                         799,526
                                       ---------
	Indices: 1.8%
 4,000	Diamond Trust Series 1+F50	 427,800
                                       ---------
	Insurance: 2.7%
 4,600	Jefferson-Pilot	                 261,878
 2,500	Lincoln National	         132,575
 4,500	Torchmark	                 250,200
                                       ---------
		                         644,653
                                       ---------
	 Machinery: 4.9%
 8,800 	Crane	                         310,376
 6,400 	Ingersoll-Rand	                 258,368
 7,000 	Snap-on Tools	                 262,920
 12,800 Wabtec  	                 344,320
                                       ---------
		                       1,175,984
                                       ---------
	 Medical/Healthcare: 7.1%
 3,200 	 Allergan                  	 345,472
 4,600 	 HCA 	                         232,300
 9,000 	Health Net Inc.*        	 463,950
 7,600 	Omnicare	                 434,872
 9,500 	Steris	                         237,690
                                       ---------
		                       1,714,284
                                       ---------
	 Metals: 1.2%
 6,700 	Inco	                         291,919
                                       ---------
	Misc./Diversified: 5.6%
 6,500	Dover Corp.	                 263,185
 7,000	General Electric	         245,350
 3,000	ITT Industries	                 308,460
19,500	Oakley	                         286,455
16,200	Steelcase	                 256,446
                                       ---------
		                       1,359,896
                                       ---------
	Oil/Energy: 2.1%
 7,000	National Fuel Gas       	 218,330
 9,500	Pride International*	         292,125
                                       ---------
  		                         510,455
                                       ---------
	Precision Instruments: 2.4%
12,000	PerkinElmer	                 282,720
10,000	Tektronix	                 282,100
                                       ---------
		                         564,820
                                       ---------
	Publishing: 1.0%
13,800	Time Warner	                 240,672
                                       ---------
	Retail: 8.4%
11,200	Albertson's	                 239,120
 7,500	Ethan Allen	                 273,975
11,000	Family Dollar Stores	         272,690
13,300	Furniture Brands	         296,989
 6,000	Home Depot	                 242,880
 4,100	Lowe's Companies	         273,306
14,100	Office Depot*	                 442,740
                                       ---------
		                       2,041,700
                                       ---------
	Shoes: 1.0%
 2,900	Nike Inc.	                 251,691
                                       ---------
	Toys: 0.9%
11,000	Hasbro	                         221,980
                                       ---------
	Transportation: 1.0%
 3,200	United Parcel Services	         240,480
                                       ---------
TOTAL COMMON STOCKS:
(COST	$19,370,247)	              22,667,011
                                       ---------
CASH EQUIVALENTS & RECEIVABLES: 6.3%
   Cash	                          	  42,742
   JP Morgan Prime Money Market Fund   1,238,887
   Dividends and interest receivable	  26,092
   Receivables from broker		 219,511
                                       ---------
TOTAL CASH EQUIVALENTS/ RECEIVABLES    1,527,232
                                       ---------
TOTAL ASSETS		              24,194,243
Less Liabilities		              -
                                      ----------
NET ASSETS: 100.0%		     $24,194,243
                                      ==========
VOLUMETRIC SHARES OUTSTANDING	       1,253,903
                                       ---------
NET ASSET VALUE PER SHARE		  $19.30
                                       =========
*  Non-income producing security








                 VOLUMETRIC FUND, INC.
                STATEMENT OF OPERATIONS
          For the Year Ended December 31, 2005


INVESTMENT INCOME
  Dividends.........................................$   282,018
  Interest..........................................     61,679
  Miscellaneous Income .............................      2,289
                                                     ----------
     TOTAL INVESTMENT INCOME........................    345,986
EXPENSES
  Management fee (Note 2)...........................    450,886
      Management fee waived ........................      6,500
  Net managemnet fee                                    444,386
                                                     ----------
  NET INVESTMENT LOSS ...............................   (98,400)
                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments..................  1,739,929
  Unrealized appreciation of investments
     Beginning of year............... $ 4,456,360
     End of year........................3,296,764
                                      -----------
  Increase in unrealized appreciation..............  (1,159,596)
                                                    ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....     580,333
                                                    ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS................................  $   481,933
                                                   =============





                        VOLUMETRIC FUND, INC.
                STATEMENT OF CHANGES IN NET ASSETS



                                                        For the Years Ended
                                                   12/31/2005       12/31/2004
                                                   ----------       ----------
CHANGES RESULTING FROM OPERATIONS
Investment income loss  ......................... $  (98,400)       (126,476)
Net realized gain on investments.................   1,739,929       2,760,413
Increase in unrealized appreciation..............  (1,159,596)         91,131
                                                  -----------       ----------
   NET INCREASE IN NET ASSETS
      FROM OPERATIONS............................     481,933        2,725,068
                                                  -----------       ----------
CAPITAL SHARE TRANSACTIONS (NOTE 3)..............   2,561,088        1,266,412
                                                   ----------      -----------
NET INCREASE IN NET ASSETS.......................   3,080,600        3,991,480
NET ASSETS:
    BEGINNING OF YEAR............................  23,192,798       19,201,318
                                                  -----------     ------------
    END OF YEAR.................................  $24,194,243      $23,192,798
                                                 ============     ============


                   See notes to financial statements







NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund's investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
a)	Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. Securities are recorded on a trade date basis.

b)	Securities Transactions and Investment Income: Realized gains and losses are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis.

c)	Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of the Fund's taxable income to its shareholders. Therefore no federal income tax provision is required.

d)	Distributions to Shareholders: It is the Fund's policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. Distributions to shareholders are recorded on the ex-dividend date in the financial statements. Distributions are taxable to shareholders in the year earned by the Fund. During the years ending December 31, 2005 and 2004, the Board of Directors declared the following distributions.

                                     2005	     	    2004

        Record Date     	December 30, 2005	December 31, 2004
        Ex-Dividend Date	January 3, 2006		January 3, 2005
        Payment Date		January 3, 2006		January 3, 2005
        Distribution		$ 1.34 per share	$ 2.35 per share


The Fund may periodically make reclassifications among certain of its capital accounts as a result of timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses. Accordingly, at December 31, 2005, reclassifications were recorded to decrease net investment loss by $98,400, decrease short-term capital gains by $66,606 and decrease capital stock by $31,794.

e)	Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of
America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.


2. Management Fee and Other Transactions with Affiliates

The Fund receives investment management and advisory services under an advisory agreement that provides for fees to be paid at an annual rate of 2.0% of the first $10,000,000 of average daily net assets, 1.9% of the next $15,000,000 and declining thereafter to 1.5% on net assets over $100,000,000. The Fund's advisor then pays the cost of all management, supervisory and administrative services required in the operation of the Fund. This includes investment management, fees of the custodian, independent public accountants and legal counsel, remuneration of officers and directors, state registration fees and franchise taxes, shareholder services, including maintenance of the shareholder accounting system, insurance, marketing expenses, shareholder reports, proxy related expenses and transfer agency. Certain officers and directors of the Fund are also officers and directors of the investment advisor. During the year ending December 31, 2005, the Advisor agreed to waive $6,500 of its management and advisory fees which decreased the net investment loss by approximately $0.01 per share.






3. Capital Stock Transactions

At December 31, 2005, there were 2,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock were as follows:

			     Year Ended		            Year Ended
                        December 31, 2005        	 December 31, 2004

                       Shares    Amount                Shares      Amount
 Shares sold               74,141  $1,368,206           92,823   $ 1,796,397
 Distributions reinvested 133,965   2,537,298           ---0---     ----0--
                          208,106   3,905,504           92,823     1,796,397
                         --------  ----------         --------    ----------
 Shares redeemed         (44,027)   (824,904)         (27,302)     (529,985)
 Net increase             164,079 $3,080,600            65,521    $1,266,412
                         --------  ----------         --------    ----------

4. Purchases and Sales of Investment Securities

For the year ended December 31, 2005, purchases and sales of securities were $33,359,289 and $33,630,891, respectively. At December 31, 2005, the cost of investments for Federal income tax purposes was $19,370,247. Accumulated net unrealized appreciation on investments was $3,296,764 consisting of $3,395,203 gross unrealized appreciation and $98,439 gross unrealized depreciation.

5. Composition of Net Assets
At December 31, 2005 net assets consisted of:

Net capital paid in on shares of stock...........................  19,224,219
Accumulated net unrealized appreciation of investments .........    3,296,764
Accumulated net realized gain on investments  ..................    1,673,260
                                                                 ------------
                                                                  $24,194,243
                                                                 ============

As of December 31, 2005, the components of the distributable earnings on a tax basis were as follows.

Undistributed ordinary income			    0
Undistributed long-term capital gains       1,673,260
                                           ----------
Tax accumulated earnings 		    1,673,260
Accumulated capital		           19,224,219
Unrealized appreciation                     3,296,764
                                           ----------
Book accumulated earnings                $ 24,194,243
                                         ============












REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Shareholders and Board of Directors
Volumetric Fund, Inc.
Pearl River, New York


We have audited the accompanying statement of net assets of Volumetric Fund, Inc., as of December 31, 2005, and the related statement of operations for the year then ended, statement of changes in net assets for the two years then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for Volumetric Fund, Inc., for the year ended December 31, 2001, were audited by other accountants whose report dated February 14, 2002, expressed an unqualified opinion on those financial statements and financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc., as of December 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States of America.


			BKD, LLP



January 20, 2006
Houston, Texas









DIRECTORS

        The Directors of the Fund and their ages, positions, addresses and principal occupations during the past five years are set forth below. There is no limit on the length of the term that each director serves. The Fund's Statement of Additional Information contains additional information about the Directors and is available without charge, upon request, by calling 1-800-541-FUND.




                              Interested Directors


  Director                  Occupation                               Age  Director

Gabriel J. Gibs            Chairman, CEO, Founder and Portfolio       69   1978
Volumetric Fund, Inc.      Manager of the Fund since 1978. Mr. Gibs
87 Violet Drive            is also President of Volumetric Advisers,
Pearl River, NY 10965      Inc., the Fund's investment adviser.

Irene J. Zawitkowski       President, Co-Founder,Portfolio Co-Manager 52   1978
Volumetric Fund,Inc.       and Secretary of the Fund. Officer in
87 Violet Drive            various capacities since 1978. Also, Vice
Pearl River, NY 10965      President of Volumetric Advisers, Inc.



                               Independent Directors

William P. Behrens         Vice Chairman,Northeast Securities, Inc.   67   1987
Northeast Securities, Inc. since 2001, a member of NASD
100 Wall Street            Previously, Chief Executive Officer
New York NY 10005          of Investec Ernst  & Co. a brokerage firm.

Louis Bollag               Member of the Fund's nominating committee
31 Deerfield Road,         Senior Corporate Account Manager,Albemarle 58   2002
Wyckoff, NJ 07481          Corp., since 2001, a chemical manufacturer.
                           Previously, General Manager of Alumina
                           Chemicals at Alusuisse.

Jeffrey J. Castaldo,       Chairmain of the Fund's nominating         43   1994
J.C. Commercial, Inc.      committee. President J.C. Commercial Inc.,
115 Stevens Avenue         a commercial real estate and investment
Valhalla, NY 10595         service company.  Previously, Executive
                           Director, Capelli Enterprises.

Joseph Haeupl              Member of the Fund's audit committee.      60   2004
9 Grove Place              Engineering consultants since 2002. Prev-
Mount Lakes NJ 07046       iously, Director of Technology of Lurgi PSI,
                           an engineering and construction servies
                           company for the chemical industry.

Stephen J. Samitt          Chairman of the Fund's audit committee. He  63  1996
87 Violet Drive            is associated with Briggs Bunting &
Pearl River, NY 10965	   Dougherty, LLP certified public
                           accountants, since 1997 . Previously
                           Partner, Tait, Weller & Baker a full
                           service public accounting firm. He was
                           elected by the Board as the Fund's
                           financial expert.

David L. Seidenberg        Memeber of the Fund's audit committee.      59  1983
SQ Ventures, LLC           President, SQ Ventures, LLC, since 2002.
70 Kinderkamack Road       Previously, Vice President of Davos
Emerson, NJ 07630          Chemical Company from 1972 until 2002.

Raymond W. Sheridan        Member of the Fund's nominating committee.  55  1995
R. Sheridan Financial      Raymond Sheridan Financial, Inc.
19 E Washington Ave        President. Insurance and financial
Pearl River,  NY 10965     Services. Previously Vice of Volumetric
                           Fund.





INFORMATION ABOUT YOUR FUND'S EXPENSES
For the six months ended December 31, 2005

	As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, July 1, 2005 ' December 31, 2005.

        The table illustrates your fund's costs in two ways.

         Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The 'Ending Account Value' shown is derived from the Fund's actual return for the six month period, the 'Expense Ratio' column shows the period's annualized expense ratio, and the 'Expenses Paid During Period' column shows the dollar amount would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, a $7,800 account value divided by $1,000 = 7.8), then multiply the result by the number given in the first line under the heading entitled 'Expenses Paid During Period.'

         Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before expenses, the expense ratio is unchanged. Because the return used is not the fund's actual return, the results do not apply to your investment. This sample is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

        Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Volumetric Fund does not charge any sales loads, redemption fee, or exchange fees, but these fees may be present in other funds to which you compare our fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you to determine the relative total costs of owning different funds.



                    Beginning      Ending       Expense Ratio   Expenses Paid
                  Account Value  Account Value                 During Period**
                     07/01/05      12/31/05*

Actual               $1,000       $1,054.10             1.91%         $9.89
Hypothetical
       (5% Return)   $1,000       $1,015.58             1.91%         $9.70

*The actual total returns for the six-month period ended December 31, 2005, was 5.41%

**Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, and then divided by 365.

PROXY AND PORTFOLIO INFORMATION

	Information is available to shareholders who are interested in the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30. This information may be obtained without charge either by calling the Fund's toll-free number, 800-541-3863, or by visiting the SEC's website at www.sec.gov.

	The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission, for the first and third quarters of each fiscal year on form N-Q (previously N-30B-2). These forms are available on the Commission's website at www.sec.gov. This information is also available from the Fund by calling 800-541-3863.






              INVESTMENT ADVISOR and TRANSFER AGENT

                    Volumetric Advisers, Inc.
                         87 Violet Drive
                      Pearl River, NY 10965


                           CUSTODIAN

                       JP Morgan Chase
                       1211 6th Avenue
                   New York City, NY 10036


               IRA AND PENSION ACCOUNTS TRUSTEE

            Delaware Charter Guarantee & Trust Co.
                 Trustar Retirement Services
                       P.O. Box 8963
                     Wilmington, DE 19899


                    INDEPENDENT ACCOUNTANTS

                           BKD, LLP
              1360 Post Oak Blvd., Suite 1900
                     Houston, Texas 77056



	This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 1-800-541-3863.














Volumetric Fund, Inc.

87 Violet Drive
Pearl River, New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com


Investment Adviser and
Transfer Agent

Volumetric Advisers, Inc.
Pearl River, New York

Custodian

J.P. Morgan Chase
New York, New York

Independent Auditors

BKD, LLP
Houston, Texas

Board of Directors

William P. Behrens
Louis Bollag
Jeffrey J. Castaldo
Gabriel J. Gibs, Chairman
Joseph Haeupl
Stephen Samitt
David L. Seidenberg
Raymond W. Sheridan
Irene J. Zawitkowski

Officers

Gabriel J. Gibs
    Chairman, CEO, Portfolio Co-Manager
Irene J. Zawitkowski
    President, Portfolio Co-Manager
Jeffrey M. Gibs
    Vice President, Chief Compliance Officer